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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 23, 2001


                      Fleet Bank (RI), National Association
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

       United States                 333-38650-01                050495490
      (State or Other          (Commission File Number)        (IRS Employer
      Jurisdiction of                                         Identification
       Incorporation)                                             Number)


           111 Westminster Street
          Providence, Rhode Island                               02903
   (Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On October 23, 2001 the Fleet Credit Card Master Trust II issued its Class A 3.86% Asset Backed Certificates and its Class B 4.19% Asset Backed Certificates.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            4.1   Series 2001-C Supplement dated as of October 23, 2001.

Item 8.     Not Applicable.

Item 9.     Not Applicable.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEET BANK (RI), NATIONAL ASSOCIATION
                                           On behalf of the Fleet Credit Card
                                           Master Trust II


                                          By:  /s/ Jeffrey A. Lipson
                                               ---------------------------------
                                          Name:    Jeffrey A. Lipson
                                          Title:   Vice President


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                                  EXHIBIT INDEX


Exhibit                       Description
-------                       -----------
4.1         Series 2001-C Supplement dated as of October 23, 2001.